                          Exhibit 99 to Schedule 13D

                               November 29, 2000

     This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Class A Common Stock of TeleCorp PCS, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                              /s/ Thomas H. Sullivan
                                              ------------------------------
                                              Thomas H. Sullivan


                                              /s/ Gerald T. Vento
                                              ------------------------------
                                              Gerald T. Vento

                                              /s/ William M. Mounger, II
                                              ------------------------------
                                              William M. Mounger, II

                                              /s/ E.B. Martin, Jr.
                                              ------------------------------
                                              E.B. Martin, Jr.

                                              TELECORP INVESTMENT CORP., L.L.C.


                                              By: /s/ Thomas H. Sullivan
                                                  --------------------------
                                              Name: Thomas H. Sullivan
                                              Title: Manager

                                              TELECORP INVESTMENT CORP. II,
                                              L.L.C.



                                              By: /s/ Thomas H. Sullivan
                                                  --------------------------
                                              Name: Thomas H. Sullivan
                                              Title: Manager

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By: Rohit M. Desai Associates III, LLC, its
                                     general partner


                                 By: /s/ Robert M. Dean
                                     ---------------------------------
                                 Name: Rohit M. Desai
                                 Title: Managing Member

                                 EQUITY-LINKED INVESTORS-II

                                 By: Rohit M. Desai Associates-II, its general partner


                                 By: /s/ Rohit M. Desai
                                     ---------------------------------
                                 Name: Rohit M. Desai
                                 Title: Managing Member

                                 ROHIT M. DESAI ASSOCIATES III, LLC


                                 By: /s/ Rohit M. Desai
                                     ---------------------------------
                                 Name: Rohit M. Desai
                                 Title: Managing Member

                                 ROHIT M. DESAI ASSOCIATES-II


                                 By: /s/ Rohit M. Desai
                                     ---------------------------------
                                 Name: Rohit M. Desai
                                 Title: Managing Member


                                 /s/ Rohit Desai
                                 -------------------------------------
                                 Rohit Desai

                                 HCP CAPITAL FUND, L.P.
                                 By:  James M. Hoak & Co, its general partner


                                 By: /s/ James Hoak
                                     ---------------------------------
                                 Name: James Hoak
                                 Title: Chairman

                                 HOAK COMMUNICATIONS PARTNERS, L.P.
                                 By:  HCP Investments, L.P., its general partner
                                 By:  Hoak Partners, LLC, its general partner


                                 By: /s/  James Hoak
                                     ---------------------------------
                                 Name: James Hoak
                                 Title: Manager

                                 JAMES M. HOAK & CO.


                                 By: /s/ James Hoak
                                     ---------------------------------
                                 Name: James Hoak
                                 Title: Chairman

                                 HCP INVESTMENTS, L.P.
                                 By:  Hoak Partners, LLC, its general partner


                                 By: /s/ James Hoak
                                     ---------------------------------
                                 Name: James Hoak
                                 Title: Manager

                                 HOAK PARTNERS, LLC


                                 By: /s/ James Hoak
                                     ---------------------------------
                                 Name: James Hoak
                                 Title: Manager

                                 /s/ James Hoak
                                 -------------------------------------
                                 James Hoak

                                 /s/ Thomas Harrison
                                 -------------------------------------
                                 Thomas Harrison

                                 /s/ Frederick Pickering
                                 -------------------------------------
                                 Frederick Pickering

                                 MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                 PARTNERSHIP

                                 By:  M/C III, LLC

                                 By: /s/ James Wade
                                     ---------------------------------
                                 Name: James Wade
                                 Title: Authorized Officer

                                 MEDIA/COMMUNICATIONS INVESTORS LIMITED
                                 PARTNERSHIP



                                 By: /s/ James Wade
                                     ---------------------------------
                                 Name: James Wade
                                 Title: Authorized Officer

                                 M/C III, LLC


                                 By: /s/ James Wade
                                     ---------------------------------
                                 Name: James Wade
                                 Title: Authorized Officer

                                 /s/ James Wade
                                 -------------------------------------
                                 James Wade

                                 /s/ David Croll
                                 -------------------------------------
                                 David Croll

                                 /s/ Stephen Gormly
                                 -------------------------------------
                                 Stephen Gormly

                                 /s/ Christopher Gaffney
                                 -------------------------------------
                                 Christopher Gaffney

                                 /s/ John Hayes
                                 -------------------------------------
                                 John Hayes

                                 /s/ Peter Claudy
                                 -------------------------------------
                                 Peter Claudy

                                 TORONTO DOMINION INVESTMENTS, INC.


                                 By: /s/ Martha L. Gariepy
                                     ---------------------------------
                                 Name: Martha L. Gariepy
                                 Title: Vice President

                                 NORTHWOOD VENTURES LLC



                                 By: /s/ Peter Schiff
                                     ---------------------------------
                                 Name: Peter Schiff
                                 Title: Authorized Person

                                 NORTHWOOD CAPITAL PARTNERS LLC



                                 By: /s/ Peter Schiff
                                     ---------------------------------
                                 Name: Peter Schiff
                                 Title: Authorized Person


                                 /s/ Peter Schiff
                                 -------------------------------------
                                 Peter Schiff


                                 /s/ Henry Wilson
                                 -------------------------------------
                                 Henry Wilson

                                             ONELIBERTY FUND III, L.P.

                                             By: OneLiberty Partners III, LP,
                                                 its general partner

                                             By: /s/ Edwin M. Kania, Jr.
                                                ------------------------------
                                             Name: Edwin M. Kania, Jr.
                                             Title: General Partner

                                             ONELIBERTY FUND IV, L.P.

                                             By: OneLiberty Partners IV, LLC,
                                                 its general partner

                                             By: /s/ Edwin M. Kania
                                             Name: Edwin M. Kania
                                                ------------------------------
                                             Title: Managing Member

                                             ONELIBERTY ADVISORS FUND IV, L.P.

                                             By: OneLiberty Partners IV, LLC,
                                                 its general partner

                                             By: /s/ Edwin M. Kania
                                                ------------------------------
                                             Name: Edwin M. Kania
                                             Title: Managing Member

                                             ONELIBERTY PARTNERS III, LP


                                             By: /s/ Edwin M. Kania, Jr.
                                                ------------------------------
                                             Name: Edwin M. Kania, Jr.
                                             Title: General Partner

                                             ONELIBERTY PARTNERS IV, LLC


                                             By: /s/ Edwin M. Kania
                                                ------------------------------
                                             Name: Edwin M. Kania
                                             Title: Managing Member

                                             /s/ Edwin M. Kania
                                             ------------------------------
                                             Edwin M. Kania

                                             /s/ Steve Ricci
                                             ------------------------------
                                             Steve Ricci

                                             WIRELESS 2000, INC.


                                             By: /s/ Joan S. Ducote
                                                ----------------------------
                                             Name:  Joan S. Ducote
                                             Title: President

                                             GILDE INTERNATIONAL B.V.


                                             By: /s/ Steve Ricci
                                                ----------------------------
                                             Name:  Steve Ricci
                                             Title: Authorized Person

                                             CB CAPITAL INVESTORS, LLC
                                             By: Chase Capital Partners, its
                                                 manager

                                             By: /s/ Michael R. Hannon
                                                ----------------------------
                                             Name:  Michael R. Hannon
                                             Title: General Partner

                                  J.H. WHITNEY III, L.P.
                                  By: J.H. Whitney Equity Partners III, L.L.C., its general partner

                                  By: /s/ Daniel J. O'Brien
                                      -------------------------------
                                  Name:  Daniel J. O'Brien
                                  Title: Managing Member

                                  WHITNEY EQUITY PARTNERS, L.P.
                                  By: J.H. Whitney Equity Partners, L.L.C., its general partner


                                  By: /s/ Daniel J. O'Brien
                                      ------------------------------
                                  Name:  Daniel J. O'Brien
                                  Title: Managing Member

                                  WHITNEY STRATEGIC PARTNERS III, L.P.
                                  By: J.H. Whitney Equity Partners III, L.L.C., its general partner


                                  By: /s/ Daniel J. O'Brien
                                      ------------------------------
                                  Name:  Daniel J. O'Brien
                                  Title: Managing Member

                                  WHITNEY STRATEGIC PARTNERS III, L.P.

                                  By: /s/ Daniel J. O'Brien
                                      ------------------------------
                                  Name:  Daniel J. O'Brien
                                  Title: Managing Member

                                  CONSECO, INC.

                                  By: /s/ James S. Adams
                                      -----------------------------
                                  Name:  James S. Adams
                                  Title: Senior Vice President, Chief
                                         Accounting Officer and Treasurer

                                  CIHC, INCORPORATED


                                  By: /s/ William T. Devanney, Jr.
                                      -----------------------------
                                  Name:  William T. Devannney, Jr.
                                  Title: Senior Vice President,
                                         Corporate Taxes

                                  TRILLIUM PCS, LLC


                                  By: /s/ William M. Mounger, II
                                      -----------------------------
                                  Name:  William M. Mounger, II
                                  Title: Manager

                                  DRESDNER KLEINWORT BENSON PRIVATE EQUITY
                                  PARTNERS LP

                                  By: Dresdner Kleinwort Benson Private Equity LLC, its general partner


                                  By: /s/ Alexander P. Coleman
                                      -----------------------------
                                  Name:  Alexander P. Coleman
                                  Title: Authorized Person

                                  TRIUNE PCS, LLC

                                  By: Oak Tree, LLC, Manager
                                  By: Triune Private Equity, LLC, Manager


                                  By: /s/ Kevin Sheperd
                                      -----------------------------
                                  Name:  Kevin Sheperd
                                  Title: Co-Manager


                                  /s/ Kevin Shepherd
                                  ------------------------------------
                                  Kevin Shepherd

                                  J.G. FUNDING, LLC

                                  By:  Chrysalis Ventures, LLC, Manager

                                  By: /s/ David A. Jones, Jr.
                                  -----------------------------------
                                  Name: David A. Jones, Jr.
                                  Title: Manager

                                  /s/ David Jones
                                  -----------------------------------
                                  David Jones


                                  SAUNDERS CAPITAL GROUP, LLC


                                  By: /s/ Robert S. Saunders
                                  -----------------------------------
                                  Name: Robert S. Saunders
                                  Title: Manager




                                  /s/ Robert Saunders
                                  -----------------------------------
                                  Robert Saunders


                                  MON-CRE WIRELESS, INC.


                                  By: /s/ G.L. McGee
                                  -----------------------------------
                                  Name: G.L. McGee
                                  Title: General Manager

                                  RAGLAND WIRELESS, INC.


                                  By: /s/ Stanley Bean
                                  -----------------------------------
                                  Name: Stanley Bean
                                  Title: Director

                                  CABLEVISION SERVICES, INC.


                                  By: /s/ Jeffrey T. Smith
                                  -----------------------------------
                                  Name: Jeffrey T. Smith
                                  Title: Vice President

                                  HAYNEVILLE WIRELESS, INC.


                                  By: /s/ Penelope Poitevint
                                  ------------------------------
                                  Name: Penelope Poitevint
                                  Title: President


                                  MOUNDVILLE COMMUNICATIONS, INC.


                                  By: /s/ Larry P. Taylor
                                  ------------------------------
                                  Name: Larry P. Taylor
                                  Title: President


                                  /s/ James E. Campbell
                                  ------------------------------
                                  JAMES E. CAMPBELL
                                  INDIVIDUALLY AND AS BENEFICIAL OWNER OF THE
                                  TELECORP PCS, INC. (F/K/A TELECORP-TRITEL
                                  HOLDING COMPANY) SHARES HELD FOR MY ACCOUNT BY SOUTH TRUST BANK, N.A. IN AN INDIVIDUAL RETIREMENT ACCOUNT